SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 10, 2006

Bullion River Gold Corp.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF
INCORPORATION OR ORGANIZATION)

333-85414 COMMISSION FILE NUMBER 3500 Lakeside Court, Suite 200 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	98-0377992 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 89509 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (775) 324-4881

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

AMENDMENT NO. 1 ON FORM 8-K/A

BULLION RIVER GOLD CORP.

July 19, 2006

Item 3.02 Unregistered Sales of Equity Securities.

The issuer has been advised by AES Capital that its initial subscription for $300,000 will now be for $50,000 instead.  There is one additional subscriber for $100,000. Therefore, the following disclosure from the issuer's Current Report on Form 8-K, dated July 10, 2006, and filed with the Securities and Exchange Commission on July 13, 2006, is revised to read as follows:

On July 10, 2006 the Registrant completed the offer and sale of an aggregate of 6,869,007 Units, with each Unit consisting of one share of Common Stock and one Warrant to acquire one share of Common Stock. Through July 10, 2006 the Registrant received $ 4,094,251 in gross proceeds from the subscriptions and $3,929,251 in net proceeds from the subscriptions after the deduction $165,000 in finder’s fees and other fees and expenses in the offering. The Registrant received a reduction in the amount it owes on a certain land purchase agreement of $175,500 from the Washington Niagra Mining Partnership (“Washington Niagra”) for Washington Niagra’s purchase of 234,000 units.

With respect to the issuance and sale of the Units to the Investors, exemption from registration requirements is claimed under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(2) of the Securities Act, Regulation D or Regulation S promulgated thereunder. The subject Investors represented their intention to acquire the Registrant’s shares for investment only and not with a view to, or for sale in connection with, any distribution thereof and appropriate legends were affixed to the certificates evidencing the shares in such transaction. Furthermore, with respect to issuance and sale in reliance upon Regulation S, the subject Investors represented there are not U.S. persons and that they will resell the Registrant’s shares only in accordance with the provisions of Regulation S. The subject Investors had acquired access to information about the Registrant.

Subscriber	Subscription Amount

Elton Participation Group (1)	1,000,000

Willy Huber (1)	20,000

Susanne Schoen (1)	50,000

Karsten Behrens (1)	12,500

Swiss First (1)	100,000

Arnd Kaltofen-Ehmann (1)	7,500

Barbara Thurner (1)	7,500

Gerd Weger (1)	100,000

Rashid Ahmed (1)	8,250

Shane Mortimer (1)	4,250

Engelbert Hormannsdorfer (1)	20,000

Angela Hochwimmer (1)	25,000

Ingo Brehme (1)	20,000

Lars Lindquist (1)	10,000

Laguana Partners Ltd. (1)	10,000

Christopher Paterson (1)	50,000

Heinz Hoefliger (1)	50,000

4P Management Partners SA (1)	30,000

PHS Management (2)	500,000

Alfred Haber (2)	90,000

AU Capital (3)	75,000

Goldberg Partners, LP (3)	100,001

DKR Soundshore Oasis Holding Fund Ltd. (3)	250,000

AES Capital Partners, LP (3)	50,000

Abundance Partners LP (3)	150,000

Dennis Shaya (3)	100,000

Majorie L Gorelik (3)	20,000

Andrew Williams (3)	30,000

David Geller (3)	75,000

Roger Muelhaupt (3)	105,000

Gordon Seto (3)	25,000

Washington Niagra Mining Partnership (3)(4)	175,500

Robert Shaya (3)	60,000

Simon Vogel (3)	30,000

David Bloom (3)	40,000

Saul Kessler (3)	50,000

Mordechai Vogel (3)	30,000

Basu Biosciences, LP (3)	100,000

Rodney Towers (3)	18,750

Alan Grayson (3)	375,000

Randy Saluck (3)	100,000

AS Capital Partners, LLC (3)	20,000

_____________
(1)
Investors purchased units (“Units”) in the Registrant for a purchase price of $0.50 per unit, each of which consists of (A) one restricted share of the Registrant’s common stock (“Common Stock”), and (B) one two-year warrant (“Warrant”) to purchase one restricted share of Common Stock at an exercise price of $0.75 per share as evidenced by a common stock purchase warrant.

(2)
Investors purchased units (“Units”) in the Registrant for a purchase price of $0.50 per unit, each of which consists of (A) one restricted share of the Registrant’s common stock (“Common Stock”), and (B) one twenty one month warrant (“Warrant”) to purchase one restricted share of Common Stock at an exercise price of $0.75 per share as evidenced by a common stock purchase warrant.

In connection with the Offering, the Registrant and the Investors also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Registrant has agreed to register for resale the shares of Common Stock sold to the Investors in the Offering and the shares of Common Stock underlying the Warrants (“Registrable Securities”). Pursuant to the Registration Rights Agreement, the Registrant agreed to file a registration statement (“Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within ninety (90) days following the date of the Securities Purchase Agreement and use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after its filing, but in any event not later than the earlier of (A) the 180 th calendar day following the date of the Securities Purchase Agreement and (B) the fifth trading day following the date on which the SEC notifies the Registrant that it will not review the Registration Statement or that the Registration Statement is no longer subject to review and comments. The Registrant further agreed to use its best efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k).

(3)
Investors purchased units (“Units”) in the Registrant for a purchase price of $0.75 per unit, each of which consists of (A) one restricted share of the Registrant’s common stock (“Common Stock”), and (B) one twenty one month warrant (“Warrant”) to purchase one restricted share of Common Stock at an exercise price of $1.00 per share as evidenced by a common stock purchase warrant.

In connection with the Offering, the Registrant and the Investors also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Registrant has agreed to register for resale the shares of Common Stock sold to the Investors in the Offering and the shares of Common Stock underlying the Warrants (“Registrable Securities”). Pursuant to the Registration Rights Agreement, the Registrant agreed to file a registration statement (“Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within ninety (90) days following the date of the Securities Purchase Agreement and use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after its filing, but in any event not later than the earlier of (A) the 180 th calendar day following the date of the Securities Purchase Agreement and (B) the fifth trading day following the date on which the SEC notifies the Registrant that it will not review the Registration Statement or that the Registration Statement is no longer subject to review and comments. The Registrant further agreed to use its best efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k).

(4)	$175,500 was not received in cash but was a reduction in the cost of a land purchase agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 19, 2006

Bullion River Gold Corp.

/s/ Peter M. Kuhn
Peter M. Kuhn
Chief Executive Officer